 Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package
First Quarter 2021

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; the continuing adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies and the financial condition and results of operations of the Company; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission, or the SEC, on February 24, 2021 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2021 that will be released in our Form 10-Q to be filed with the SEC on or about May 4, 2021.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, depreciation of non-real estate assets and other non-cash items. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In

Supplemental Definitions

addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Certain prior year amounts have been updated to conform to the current year FFO, as Adjusted definition.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense and gains or losses from sales of property. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, and amortization of deferred revenue (which results from landlord assets funded by tenants). NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Certain prior year amounts have been updated to conform to the current year Cash NOI definition.

Net Debt and Adjusted Net Debt. Net Debt represents consolidated debt (reported in accordance with GAAP) adjusted to exclude unamortized premiums and discounts and deferred financing fees, less cash and cash equivalents. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 20 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20006	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	Tara Innes
Andrew Pulliam, EVP		Scott Freeman	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Jonathan Petersen / Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-284-1705 / 212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At March 31, 2021		Earnings	Three months ended March 31, 2021	Three months ended March 31, 2020
Common shares	83,783,325		Net income available to Easterly Government Properties, Inc.	$6,991	$1,697
Unvested restricted shares	73,628		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	10,347,239		per share:
Total - fully diluted basis	94,204,192		Basic	$0.08	$0.02
			Diluted	$0.08	$0.02

Market Capitalization	At March 31, 2021		Net income	$7,880	$1,918
Price of Common Shares	$20.73		Net income, per share - fully diluted basis	$0.09	$0.02
Total equity market capitalization - fully diluted basis	$1,952,853		Funds From Operations (FFO)	$30,198	$25,474
Net Debt	1,005,928		FFO, per share - fully diluted basis	$0.33	$0.30
Total enterprise value	$2,958,781
			FFO, as Adjusted	$28,269	$24,443
			FFO, as Adjusted, per share - fully diluted basis	$0.31	$0.29
Ratios	At March 31, 2021
Net debt to total enterprise value	34.0%		Cash Available for Distribution (CAD)	$24,430	$21,833
Net debt to annualized quarterly EBITDA	6.4	x
Adjusted Net Debt to annualized quarterly pro			Liquidity		At March 31, 2021
forma EBITDA	6.2	x	Cash and cash equivalents		$6,323
Cash interest coverage ratio	4.5	x
Cash fixed charge coverage ratio	4.1	x	Available under $450 million unsecured revolving credit facility(1)		$341,000

(1)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	March 31, 2021	December 31, 2020
Assets
Real estate properties, net	$2,255,241	$2,208,661
Cash and cash equivalents	6,323	8,465
Restricted cash	6,816	6,204
Tenant accounts receivable	45,746	45,077
Intangible assets, net	162,351	163,387
Prepaid expenses and other assets	31,126	25,746
Total assets	$2,507,603	$2,457,540

Liabilities
Revolving credit facility	109,000	79,250
Term loan facilities, net	249,057	248,966
Notes payable, net	447,234	447,171
Mortgage notes payable, net	201,963	202,871
Intangible liabilities, net	23,738	25,406
Deferred revenue	92,118	92,576
Interest rate swaps	10,943	12,781
Accounts payable, accrued expenses, and other liabilities	46,756	48,549
Total liabilities	1,180,809	1,157,570

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
83,856,953 and 82,106,256 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively.	839	821
Additional paid-in capital	1,464,014	1,424,787
Retained earnings	38,956	31,965
Cumulative dividends	(313,007)	(291,652)
Accumulated other comprehensive loss	(9,741)	(11,351)
Total stockholders' equity	1,181,061	1,154,570
Non-controlling interest in Operating Partnership	145,733	145,400
Total equity	1,326,794	1,299,970
Total liabilities and equity	$2,507,603	$2,457,540

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2021	March 31, 2020
Revenues
Rental income	$64,179	$56,583
Tenant reimbursements	320	1,152
Other income	502	483
Total revenues	65,001	58,218

Expenses
Property operating	12,094	11,258
Real estate taxes	7,286	6,562
Depreciation and amortization	22,325	23,556
Acquisition costs	487	538
Corporate general and administrative	5,808	5,483
Total expenses	48,000	47,397

Other expense
Interest expense, net	(9,121)	(8,903)
Net income	7,880	1,918

Non-controlling interest in Operating Partnership	(889)	(221)
Net income available to Easterly Government
Properties, Inc.	$6,991	$1,697

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.08	$0.02
Diluted	$0.08	$0.02

Weighted-average common shares outstanding:
Basic	82,120,353	74,892,711
Diluted	82,596,597	75,616,233

Net income, per share - fully diluted basis	$0.09	$0.02

Weighted average common shares outstanding -
fully diluted basis	92,649,090	84,735,095

Net Operating Income (Unaudited, in thousands)

	Three Months Ended
	March 31, 2021	March 31, 2020

Net income	$7,880	$1,918
Depreciation and amortization	22,325	23,556
Acquisition costs	487	538
Corporate general and administrative	5,808	5,483
Interest expense	9,121	8,903
Net Operating Income	45,621	40,398
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(1,393)	(698)
Amortization of above-/below-market leases	(1,286)	(1,521)
Amortization of deferred revenue	(1,421)	(697)
Cash Net Operating Income	$41,521	$37,482

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2021	March 31, 2020
Net income	$7,880	$1,918
Depreciation and amortization	22,325	23,556
Interest expense	9,121	8,903
Tax expense	134	89
EBITDA	$39,460	$34,466

Pro forma adjustments(1)	897	595
Pro forma EBITDA	$40,357	$35,061

Net income	$7,880	$1,918
Depreciation of real estate assets	22,318	23,556
FFO	$30,198	$25,474
Adjustments to FFO:
Acquisition costs	487	538
Straight-line rent and other non-cash adjustments	(1,413)	(709)
Amortization of above-/below-market leases	(1,286)	(1,521)
Amortization of deferred revenue	(1,421)	(697)
Non-cash interest expense	363	358
Non-cash compensation	1,334	1,000
Depreciation of non-real estate assets	7	-
FFO, as Adjusted	$28,269	$24,443

FFO, per share - fully diluted basis	$0.33	$0.30
FFO, as Adjusted, per share - fully diluted basis	$0.31	$0.29

FFO, as Adjusted	$28,269	$24,443
Acquisition costs	(487)	(538)
Principal amortization	(940)	(870)
Maintenance capital expenditures	(1,250)	(877)
Contractual tenant improvements	(1,162)	(325)
Cash Available for Distribution (CAD)	$24,430	$21,833

Weighted average common shares outstanding -
fully diluted basis	92,649,090	84,735,095

(1)Pro forma assuming a full quarter of operations from the three properties acquired in the first quarter of 2021.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	March 31, 2021 Interest Rate	March 31, 2021 Balance(1)	March 31, 2021 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	18-Jun-22(2)	LIBOR + 130bps	$109,000	10.8%
2016 Term Loan facility	29-Mar-24	2.67%(3)	100,000	9.9%
2018 Term Loan facility	19-Jun-23	3.96%(4)	150,000	14.7%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	9.4%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	4.9%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.9%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	8.4%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	9.9%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	8.8%
Total unsecured debt	6.3 years	3.45%	$809,000	79.7%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.6%
VA - Golden	1-Apr-24	5.00%	8,965	0.9%
MEPCOM - Jacksonville	14-Oct-25	4.41%	7,640	0.8%
USFS II - Albuquerque	14-Jul-26	4.46%	15,826	1.6%
ICE - Charleston	15-Jan-27	4.21%	15,824	1.6%
VA - Loma Linda	6-Jul-27	3.59%	127,500	12.6%
CBP - Savannah	10-Jul-33	3.40%	11,796	1.2%
Total secured mortgage debt	6 years	3.64%	$203,251	20.3%
	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	March 31, 2021			March 31, 2021
Variable rate debt - unhedged	$124,700	% Variable rate debt - unhedged		12.3%
Fixed rate debt	887,551	% Fixed rate debt		87.7%
Total Debt(1)	$1,012,251
Less: cash and cash equivalents	(6,323)	Weighted average maturity		6.2 years
Net Debt	$1,005,928	Weighted average interest rate		3.5%
Less: adjustment for development projects(5)	(11,417)
Adjusted Net Debt	$994,511

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3)Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.67% annually based on the Company’s current leverage ratio.

(4)Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.96% annually based on the Company’s current leverage ratio.

(5)See definition of Adjusted Net Debt on Page 4.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2021	3,292	-	-	3,292	0.3%	-
2022	5,297	-	109,000	114,297	11.3%	1.41%
2023	5,586	15,700	150,000	171,286	16.9%	3.74%
2024	5,731	8,395	100,000	114,126	11.3%	2.86%
2025	5,633	1,917	-	7,550	0.7%	4.41%
2026	3,686	6,368	-	10,054	1.0%	4.46%
2027	1,093	134,640	95,000	230,733	22.8%	3.81%
2028	983	-	-	983	0.1%	-
2029	1,016	-	135,000	136,016	13.4%	3.89%
2030	1,049	-	-	1,049	0.1%	-
2031	1,081	-	100,000	101,081	10.0%	3.83%
2032	1,116	-	30,000	31,116	3.1%	4.30%
2033	668	-	-	668	0.1%	-
2034	-	-	90,000	90,000	8.9%	3.98%
Total	$36,231	$167,020	$809,000	$1,012,251	100.0%

Leased Operating Property Overview (As of March 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,388,079	6.4%	$50.02
Various GSA - Buffalo	Buffalo, NY	Office	2021 - 2025(1)	2004	266,668	8,544,043	3.3%	32.04
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,104,091	3.1%	20.07
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,796,457	2.7%	40.09
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,706,223	2.7%	37.16
Various GSA - Chicago	Des Plaines, IL	Office	2022 / 2023	1971 / 1999	204,020	6,519,508	2.6%	31.96
Various GSA - Portland	Portland, OR	Office	2022 - 2028(3)	2002	212,845	6,477,949	2.6%	30.44
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	6,244,560	2.5%	32.77
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,852,184	2.3%	64.96
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,541,749	2.2%	32.68
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,187,090	2.1%	34.91
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,610,303	1.8%	21.91
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,561,039	1.8%	65.51
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,424,959	1.8%	39.44
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,326,189	1.7%	23.71
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,210,244	1.7%	58.49
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,269	4,046,248	1.6%	19.91
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	3,989,015	1.6%	46.19
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	3,889,133	1.5%	65.16
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,871,613	1.5%	44.64
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,814,965	1.5%	27.71
DOI - Billings	Billings, MT	Office/Warehouse	2033	2013	149,110	3,725,092	1.5%	24.98
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,704,106	1.5%	46.76
FBI - Birmingham	Birmingham, AL	Office	2022	2005	96,278	3,683,969	1.5%	38.26
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,622,548	1.4%	36.21
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,578,341	1.4%	25.99
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,489,124	1.4%	28.55
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,471,198	1.4%	35.02
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,213,442	1.3%	62.22
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,063,160	1.2%	31.03
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,056,400	1.2%	31.64
FDA - College Park	College Park, MD	Laboratory	2029	2004	80,677	3,017,567	1.2%	37.40
OSHA - Sandy	Sandy, UT	Laboratory	2024(5)	2003	75,000	3,013,567	1.2%	40.18
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,005,995	1.2%	44.99
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	2,924,234	1.2%	31.63
DEA - Vista	Vista, CA	Laboratory	2021	2002	54,119	2,811,893	1.1%	51.96
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,752,678	1.1%	38.72
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,718,709	1.1%	30.25

Leased Operating Property Overview (Cont.) (As of March 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
VA - Orange(6)	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,687,006	1.1%	47.70
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,683,459	1.1%	63.17
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,663,767	1.1%	61.46
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,632,777	1.0%	34.59
SSA - Charleston	Charleston, WV	Office	2024(2)	1959 / 2000	110,000	2,604,011	1.0%	23.67
DEA - Sterling	Sterling, VA	Laboratory	2036	2001	49,692	2,574,759	1.0%	51.81
FBI - Albany	Albany, NY	Office	2036	1998	98,184	2,532,429	1.0%	25.79
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,453,055	1.0%	40.88
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,450,278	1.0%	29.28
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,414,199	1.0%	48.55
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,333,282	0.9%	44.58
DHA - Aurora	Aurora, CO	Office	2034	1998 / 2018	101,285	2,307,796	0.9%	22.79
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2022	2002	50,978	2,294,520	0.9%	45.01
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,271,725	0.9%	22.28
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,235,828	0.9%	31.13
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,204,537	0.9%	73.48
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,164,610	0.9%	61.85
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,093,583	0.8%	18.10
JUD - Jackson	Jackson, TN	Courthouse/Office	2023(2)	1998	73,397	2,051,666	0.8%	27.95
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,878,451	0.7%	47.07
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	49,457	1,771,268	0.7%	35.81
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,766,700	0.7%	28.14
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,753,834	0.7%	30.90
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,619,940	0.6%	49.09
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,610,513	0.6%	27.05
DEA - Birmingham	Birmingham, AL	Office	2021	2005	35,616	1,535,154	0.6%	43.10
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,488,184	0.6%	31.68
GSA - Clarksburg	Clarksburg, WV	Office	2024(2)	1999	63,750	1,473,177	0.6%	23.11
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,446,712	0.6%	38.10
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,383,687	0.5%	14.16
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,360,964	0.5%	42.56
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,256,006	0.5%	36.56
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	977,296	0.4%	35.93
HRSA - Baton Rouge	Baton Rouge, LA	Office	2040	1981 / 2020	27,569	838,276	0.3%	30.41
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	801,819	0.3%	26.62
ICE - Pittsburgh	Pittsburgh, PA	Office	2023 / 2032(7)	2004	25,245	799,618	0.3%	31.67

Leased Operating Property Overview (Cont.) (As of March 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	793,356	0.3%	26.45
ICE - Louisville	Louisville, KY	Office	2021	2011	17,420	707,886	0.3%	40.64
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	537,937	0.2%	33.41
SSA - Mission Viejo	Mission Viejo, CA	Office	2022	2005	11,590	475,505	0.2%	41.03
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	423,446	0.2%	42.10
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	370,497	0.1%	37.81
Subtotal					7,301,715	$251,681,177	99.6%	$34.47

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023(8)	2014	105,641	543,818	0.2%	5.15
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(5)	2013	70,078	410,157	0.2%	5.85
Subtotal					175,719	$953,975	0.4%	$5.43

Total / Weighted Average					7,477,434	$252,635,152	100.0%	$33.79

(1)14,274 square feet leased to a private tenant will expire on September 30, 2021 and contains one five-year renewal option.

(2)Lease contains one five-year renewal option.

(3)37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 10,299 square feet leased to three private tenants will expire between 2022-2025 and all contain one five-year renewal option. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2023 and contains two five-year renewal options.

(4)Lease contains one ten-year renewal option.

(5)Lease contains two five-year renewal options.

(6)Previously named VA - Northeast.

(7)21,391 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on February 28, 2022 and contains one three-year renewal option.

(8)Lease contains three five-year renewal options.

Tenants (As of March 31, 2021, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	7.1	1,391,614	18.7%	$44,525,400	17.7%
Department of Veteran Affairs ("VA")	12.6	979,979	13.2%	43,161,688	17.1%
Drug Enforcement Administration ("DEA")	8.1	603,323	8.2%	25,062,166	9.9%
Judiciary of the U.S. ("JUD")	7.2	336,059	4.5%	12,057,427	4.8%
Food and Drug Administration ("FDA")	14.9	209,991	2.8%	11,467,739	4.5%
Environmental Protection Agency ("EPA")	5.2	241,564	3.2%	9,751,993	3.9%
Internal Revenue Service ("IRS")	9.9	236,233	3.2%	8,538,467	3.4%
U.S. Immigration and Customs Enforcement ("ICE")	5.0	205,268	2.7%	8,415,157	3.3%
U.S. Joint Staff Command ("JSC")	7.2	403,737	5.4%	8,104,091	3.2%
U.S. Citizenship and Immigration Services ("USCIS")	7.3	204,489	2.7%	6,820,960	2.7%
Bureau of the Fiscal Service ("BFS")	16.4	266,176	3.6%	6,776,467	2.7%
Federal Aviation Administration ("FAA")	2.6	194,540	2.6%	6,258,839	2.5%
Patent and Trademark Office ("PTO")	13.8	190,546	2.5%	6,244,560	2.5%
U.S. Forest Service ("USFS")	5.2	191,175	2.6%	5,987,394	2.4%
Social Security Administration ("SSA")	5.2	200,866	2.7%	5,451,217	2.2%
Federal Emergency Management Agency ("FEMA")	17.5	210,373	2.8%	4,610,303	1.8%
Customs and Border Protection ("CBP")	10.0	68,000	0.9%	3,784,550	1.5%
Department of Transportation ("DOT")	3.1	129,659	1.7%	3,737,418	1.5%
Occupational Safety and Health Administration ("OSHA")	2.8	75,000	1.0%	3,013,567	1.2%
U.S. Attorney Office ("USAO")	10.0	66,408	0.9%	2,601,125	1.0%
Defense Health Agency ("DHA")	13.1	101,285	1.4%	2,307,796	0.9%
Department of Energy ("DOE")	8.3	120,496	1.6%	2,213,403	0.9%
Military Entrance Processing Command ("MEPCOM")	4.5	30,000	0.4%	2,204,537	0.9%
U.S. Department of Agriculture ("USDA")	6.3	69,440	0.9%	2,122,091	0.8%
Bureau of Indian Affairs ("BIA")	11.3	78,184	1.0%	2,010,373	0.8%
National Park Service ("NPS")	3.2	62,772	0.8%	1,766,700	0.7%
Bureau of Reclamation ("BOR")	12.1	69,518	0.9%	1,736,711	0.7%
General Services Administration - Other	4.5	54,803	0.7%	1,686,265	0.7%
U.S. Coast Guard ("USCG")	6.7	59,547	0.8%	1,610,513	0.6%

Tenants (Cont.) (As of March 31, 2021, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
Small Business Administration ("SBA")	1.0	42,835	0.6%	1,345,617	0.5%
U.S. Army Corps of Engineers ("ACOE")	3.9	39,320	0.5%	1,085,191	0.4%
Health Resources and Services Administration ("HRSA")	19.3	27,569	0.4%	838,276	0.3%
National Oceanic and Atmospheric Administration ("NOAA")	1.8	25,612	0.3%	799,315	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)	4.1	21,342	0.3%	781,193	0.3%
Office of the Field Solicitor ("OFC")	12.1	4,526	0.1%	113,069	0.0%
Office of the Special Trustee for American Indians ("OST")	12.1	3,359	0.0%	83,915	0.0%
U.S. Marshals Service ("USMS")	5.8	1,054	0.0%	48,361	0.0%
Department of Labor ("DOL")	2.8	1,004	0.0%	23,198	0.0%
U.S. Probation Office ("USPO")	2.8	452	0.0%	10,452	0.0%
Subtotal	8.8	7,218,118	96.6%	$249,157,504	98.6%

Private Tenants
Other Private Tenants	1.9	40,345	0.5%	$1,171,027	0.5%
Providence Health & Services	4.4	21,643	0.3%	725,079	0.3%
We Are Sharing Hope SC	0.5	21,609	0.3%	627,567	0.2%
United Technologies (Pratt & Whitney)	2.8	105,641	1.4%	543,818	0.2%
Lummus Corporation	7.3	70,078	0.9%	410,157	0.2%
Subtotal	3.8	259,316	3.4%	$3,477,648	1.4%

Total / Weighted Average	8.6	7,477,434	100.0%	$252,635,152	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of March 31, 2021, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2021	11	548,709	7.3%	19,358,742	7.7%	35.28
2022	9	303,204	4.1%	11,291,153	4.5%	37.24
2023	12	502,538	6.7%	14,822,876	5.9%	29.50
2024	10	727,374	9.7%	22,798,087	9.0%	31.34
2025	13	470,957	6.3%	16,169,569	6.4%	34.33
2026	4	249,466	3.3%	7,797,873	3.1%	31.26
2027	6	495,529	6.6%	17,573,353	7.0%	35.46
2028	8	783,003	10.5%	16,398,272	6.5%	20.94
2029	5	493,794	6.6%	13,772,546	5.5%	27.89
2030	-	-	0.0%	-	0.0%	-
Thereafter	34	2,902,860	38.9%	112,652,681	44.4%	38.81
Total / Weighted Average	112	7,477,434	100.0%	$252,635,152	100.0%	$33.79

Summary of Re/Development Projects (As of March 31, 2021, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Total Lump-Sum Reimbursement	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	$-	$-	-	-

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$28,543	3Q 2023	3Q 2023
Total			162,000		$28,543

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(3)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1)Includes properties under construction for which design is complete.

(2)Includes projects in the design phase for which project scope is not fully determined.

(3)Includes reimbursement of lump-sum tenant improvement costs and development fees.